Exhibit 99.1
Masimo Reports Fourth Quarter and Full-Year 2023 Financial Results
Fourth Quarter 2023 Highlights:

■	Consolidated revenue was $548.9 million;
■	Healthcare revenue was $339.9 million;
■	Non-healthcare revenue was $209.0 million;
■	GAAP net income per diluted share of $0.63; and
■	Non-GAAP net income per diluted share (updated definition) of $1.25.
Full-Year 2023 Highlights:

■	Consolidated revenue was $2,048.1 million;
■	Healthcare revenue was $1,275.5 million;
■	Non-healthcare revenue was $772.6 million.
■	GAAP net income per diluted share of $1.51; and
■	Non-GAAP net income per diluted share (updated definition) of $3.79.
Irvine, California, February 27, 2024 - Masimo (Nasdaq: MASI) today announced its financial results for the fourth quarter and full-year ended December 30, 2023.
Fourth Quarter 2023 Results:
Consolidated revenue was $548.9 million, comprised of healthcare revenue of $339.9 million and non-healthcare revenue of $209.0 million.
Excluding handheld and fingertip pulse oximeters, shipments of noninvasive technology boards and instruments were 58,500.
Consolidated GAAP operating income was $44.1 million. Consolidated non-GAAP operating income (prior definition) was $78.6 million. Consolidated non-GAAP operating income (updated definition) was $91.7 million. Consolidated GAAP net income was $34.0 million, or $0.63 per diluted share. Consolidated non-GAAP net income (prior definition) was $56.9 million, or $1.06 per diluted share, and consolidated non-GAAP net income (updated definition) was $66.9 million, or $1.25 per diluted share.
Full-Year 2023 Results:
Consolidated revenue was $2,048.1 million, consisting of healthcare revenue of $1,275.5 million and non-healthcare revenue of $772.6 million.
Excluding handheld and fingertip pulse oximeters, shipments of noninvasive technology boards and instruments were 263,000.
Consolidated GAAP operating income was $136.5 million. Consolidated non-GAAP operating income (prior definition) was $269.6 million. Consolidated non-GAAP operating income (updated definition) was $313.0 million. Consolidated GAAP net income was $81.5 million, or $1.51 per diluted share. Consolidated non-GAAP net income (prior definition) was $171.6 million, or $3.17 per diluted share, while consolidated non-GAAP net income (updated definition) was $204.8 million, or $3.79 per diluted share.
Joe Kiani, Chairman and Chief Executive Officer of Masimo, said “We exited 2023 with growing momentum driven by record contract wins for the year in our healthcare business, important FDA clearances for innovative new products and strong growth in our hearables business. Our ability to translate our core technologies into products that deliver better outcomes for consumers, patients, and providers continues to be the engine for our long-term growth across all our businesses. With stabilization of hospital census and operations post pandemic, our healthy contract backlog and our cutting-edge innovations in growing markets, Masimo is well-positioned for 2024.”

For additional financial details, please visit the Investor Relations section of the Company’s website at investor.masimo.com to access the fourth quarter 2023 earnings presentation materials.
First Quarter 2024 and Updated Full-Year 2024 Financial Guidance
The Company provided the following estimates for its first quarter 2024 and full-year 2024 guidance:

	Q1 2024 Guidance(1)			Updated Full-Year 2024 Guidance(1)
(in millions, except earnings per diluted share)	GAAP	Non-GAAP (Updated Definition)	Non-GAAP (Prior Definition)	GAAP	Non-GAAP (Updated Definition)	Non-GAAP (Prior Definition)
Consolidated revenue	$476 to $501	$476 to $501	$476 to $501	$2,045 to $2,165	$2,045 to $2,165	$2,045 to $2,165
Healthcare revenue	$331 to $341	$331 to $341	$331 to $341	$1,345 to $1,385	$1,345 to $1,385	$1,345 to $1,385
Non-healthcare revenue	$145 to $160	$145 to $160	$145 to $160	$700 to $780	$700 to $780	$700 to $780
Consolidated operating profit	$35 to $41	$63 to $69	$55 to $61	$198 to $214	$307 to $322	$275 to $290
Consolidated earnings per diluted share	$0.32 to $0.40	$0.67 to $0.74	$0.56 to $0.63	$1.91 to $2.08	$3.44 to $3.60	$3.00 to $3.15
______________
(1)    Updated guidance provided February 27, 2024.
Supplementary Non-GAAP Financial Information
For additional non-GAAP financial details, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information.
Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non-GAAP financial measures presented exclude the items described below. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP.
Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.
The Company has presented the following non-GAAP measures to assist investors in understanding the Company’s net operating results on an on-going basis: (i) constant currency revenue growth percentage, (ii) non-GAAP net income (prior definition and updated definition), (iii) non-GAAP (net income) earnings per diluted share (prior definition and updated definition) and (iv) non-GAAP operating income/margin (prior definition and updated definition). These non-GAAP financial measures may also assist investors in making comparisons of the Company’s operating results with those of other companies. Management believes constant currency product revenue growth, non-GAAP operating income/margin, non-GAAP net income and non-GAAP earnings per diluted share are important measures in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business.
The non-GAAP financial measures reflect adjustments for the following items:
Constant currency revenue adjustments
Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period-to-period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our revenue growth rate will continue to occur in future periods.

Acquired tangible asset amortization
These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired tangible assets and asset valuation step-ups.
Business transition and related costs
These transactions represent gains, losses, and other related costs associated with business transition plans. These items may include but are not limited to severance, relocation, consulting, leasehold exit costs, asset impairment, and other related costs to rationalize our operational footprint and optimize business results.
Acquired intangible asset amortization
These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired intangible assets including, but not limited to customer relationships, intellectual property, trade names and non-competition agreements.
Acquisition, integration and related costs
These transactions represent gains, losses, and other related costs associated with acquisitions, integrations, investments, divestitures, assets impairments, and in-process research and development.
Litigation related expenses and settlements (prior definition)
These transactions represent gains, losses, and other related costs associated with certain litigation matters, which can vary in their characteristics, frequency and significance to our operating results.
Litigation related expenses and settlements (updated definition)
We have been engaged in various legal proceedings against Apple since January 2020, including various proceedings in the federal courts, various proceedings in the U.S. Patent and Trademark Office (the “PTO proceedings”), and a proceeding in the U.S. International Trade Commission (the “ITC proceeding”). Although we previously excluded only expenses relating to the ITC proceeding from the definition of “Litigation related expenses and settlements”, beginning with the first quarter of 2024, we have revised the definition of “Litigation related expenses and settlements” to exclude not only expenses relating to the ITC proceeding, but also all other Apple litigation expenses, including those relating to the federal court proceedings and the PTO proceedings. We believe all of the Apple litigation expenses are unique in nature and not indicative of the Company’s on-going operating performance, and this updated definition will provide more useful information to investors by facilitating period-to-period comparisons of our financial performance that otherwise may be obscured by the significant fluctuations in Apple-related litigation expenses.
Other adjustments
In the event there are gains, losses and other adjustments which impact period-to-period comparability and do not represent the underlying ongoing results of the business, the Company may choose to exclude these from non-GAAP earnings.
Realized and unrealized gains or losses
These transactions represent gains, losses, and other related costs associated with foreign currency denominated transactions and investments. Changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Unrealized and realized gains and losses on investments may impact the Company’s reported results of operations for a period. These items are highly variable, difficult to predict and outside the control of those responsible for the underlying operations of the business. Other items also included here are mark-to-market gains and losses of derivative contracts that are not designated as hedging instruments or the ineffective portions of cash flow hedges.
Financing related adjustments
The Company may enter into various financial arrangements whereby costs are incurred and certain instrument features are valued and expensed accordingly but are not necessarily indicative of the on-going cash flow generation of the Company and therefore excludes these costs from non-GAAP earnings. For GAAP earnings per diluted share purposes, the Company cannot reflect the anti-dilutive impact, if applicable, in its diluted shares calculations. However, the Company believes that reflecting the anti-dilutive impact of these instruments in non-GAAP earnings per diluted share provides management and investors with useful information in evaluating the financial performance of the Company on a per share basis.

Tax impact of non-GAAP adjustments
In order to reflect the tax effected impact of the non-GAAP adjustments, the Company will adjust the non-GAAP earnings by the approximate tax impact of these adjustments.
Excess tax benefits from stock-based compensation expense
GAAP requires that excess tax benefits recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. As these excess tax benefits may be highly variable from period-to-period, the Company may choose to exclude these tax benefits from non-GAAP earnings to facilitate comparability between periods and with peers.

Fourth Quarter and Full-Year 2023 Actuals versus Fourth Quarter and Full-Year 2022 Actuals:

RECONCILIATION OF HEALTHCARE GAAP TO NON-GAAP CONSTANT CURRENCY REVENUE(1):
	Three Months Ended
(in millions, except percentages)	December 30, 2023	December 31, 2022
GAAP healthcare revenue	$339.9	$351.9
Constant currency revenue adjustments	(1.1)	N/A
Non-GAAP healthcare constant currency revenue	$338.8	$351.9

GAAP healthcare revenue growth percentage	(3.4)%
Non-GAAP healthcare constant currency revenue growth percentage	(3.7)%
__________________
(1)     May not foot due to rounding.

RECONCILIATION OF NON-HEALTHCARE GAAP TO NON-GAAP CONSTANT CURRENCY REVENUE(1):
	Three Months Ended
(in millions, except percentages)	December 30, 2023	December 31, 2022
GAAP non-healthcare revenue	$209.0	$265.1
Constant currency revenue adjustments	(3.6)	N/A
Non-GAAP non-healthcare constant currency revenue	$205.4	$265.1

GAAP non-healthcare revenue growth percentage	(21.2)%
Non-GAAP non-healthcare constant currency revenue growth percentage	(22.5)%
__________________
(1)     May not foot due to rounding.

RECONCILIATION OF HEALTHCARE GAAP TO NON-GAAP CONSTANT CURRENCY REVENUE(1):
	Twelve Months Ended
(in millions, except percentages)	December 30, 2023	December 31, 2022
GAAP healthcare revenue	$1,275.5	$1,340.3
Constant currency revenue adjustments	5.8	N/A
Non-GAAP healthcare constant currency revenue	$1,281.3	$1,340.3

GAAP healthcare revenue growth percentage	(4.8)%
Non-GAAP healthcare constant currency revenue growth percentage	(4.4)%
__________________
(1)     May not foot due to rounding.

RECONCILIATION OF GAAP TO NON-GAAP CONSOLIDATED OPERATING INCOME(1):

	Three Months Ended
(in millions)	December 30, 2023	December 31, 2022
GAAP operating income	$44.1	$73.5
Non-GAAP adjustments:
Acquired tangible asset amortization	0.9	2.4
Acquired intangible asset amortization	9.1	10.1
Acquisition, integration and related costs	5.1	5.8
Business transition and related costs	9.7	—
Litigation related expenses, settlements and awards	9.9	12.6
Total non-GAAP adjustments	34.7	30.9
Non-GAAP operating income (prior definition)	$78.6	$104.4
Litigation related expenses and settlements	13.1	7.1
Non-GAAP operating income (updated definition)	$91.7	$111.6
__________________
(1)     May not foot due to rounding.

RECONCILIATION OF GAAP TO NON-GAAP CONSOLIDATED OPERATING INCOME(1):
	Twelve Months Ended
(in millions)	December 30, 2023	December 31, 2022
GAAP operating income	$136.5	$210.0
Non-GAAP adjustments:
Acquired tangible asset amortization	5.0	59.4
Acquired intangible asset amortization	38.1	25.5
Acquisition, integration and related costs	23.5	38.4
Business transition and related costs	13.9	—
Litigation related expenses, settlements and awards	48.4	28.7
Other adjustments	3.9	—
Total non-GAAP adjustments	132.8	152.0
Non-GAAP operating income (prior definition)	$269.6	$362.2
Litigation related expenses and settlements	43.4	20.3
Non-GAAP operating income (updated definition)	$313.0	$382.5
_________________
(1)     May not foot due to rounding.

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME AND NET INCOME PER DILUTED SHARE(1):
	Three Months Ended
	December 30, 2023		December 31, 2022
(in millions, except per diluted share amounts)	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$34.0	$0.63	$41.1	$0.76
Non-GAAP adjustments:
Acquired tangible asset amortization	0.9	0.02	2.4	0.04
Acquired intangible asset amortization	9.1	0.17	10.1	0.19
Acquisition, integration and related costs	5.1	0.09	5.8	0.11
Business transition and related costs	9.7	0.18	—	—
Litigation related expenses, settlements and awards	9.9	0.18	12.6	0.23
Realized and unrealized gains or losses	8.0	0.15	7.3	0.14
Financing related adjustments	0.5	0.01	0.5	0.01
Tax impact of non-GAAP adjustments	(12.0)	(0.22)	(8.2)	(0.15)
Excess tax benefits from stock-based compensation expense	0.2	—	(0.2)	—
Tax Related Adjustments	(8.2)	(0.15)	—	—
Total non-GAAP adjustments	23.1	0.43	30.3	0.56
Non-GAAP net income (prior definition)	$56.9	$1.06	$71.3	$1.32
Litigation related expenses and settlements	13.1	0.24	7.1	0.13
Tax impact of non-GAAP adjustments	(3.1)	(0.06)	(1.7)	(0.03)
Non-GAAP net income (updated definition)	$66.9	$1.25	$76.8	$1.42
Weighted average shares outstanding-diluted		53.7		54.1
__________________
(1)     May not foot due to rounding.

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME AND NET INCOME PER DILUTED SHARE(1):
	Twelve Months Ended
	December 30, 2023		December 31, 2022
(in millions, except per diluted share amounts)	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$81.5	$1.51	$143.5	$2.60
Non-GAAP adjustments:
Acquired tangible asset amortization	5.0	0.09	59.4	1.08
Acquired intangible asset amortization	38.1	0.70	25.5	0.46
Acquisition, integration and related costs	23.5	0.44	38.4	0.70
Business transition and related costs	13.9	0.26	—	—
Litigation related expenses, settlements and awards	48.4	0.89	28.7	0.52
Other adjustments	3.9	0.07	(0.9)	(0.02)
Realized and unrealized gains or losses	1.2	0.02	(5.5)	(0.10)
Financing related adjustments	1.9	0.03	1.5	0.03
Tax impact of non-GAAP adjustments	(34.8)	(0.64)	(35.2)	(0.64)
Excess tax benefits from stock-based compensation expense	(2.9)	(0.05)	(2.4)	(0.04)
Tax Related Adjustments	(8.2)	(0.15)	—	—
Total non-GAAP adjustments	90.0	1.66	109.4	1.98
Non-GAAP net income (prior definition)	$171.6	$3.17	$253.2	$4.59
Litigation related expenses and settlements	43.4	0.80	20.3	0.37
Tax impact of non-GAAP adjustments	(10.3)	(0.19)	(4.8)	(0.09)
Non-GAAP net income (updated definition)	$204.8	$3.79	$268.7	$4.87
Weighted average shares outstanding-diluted		54.1		55.2
__________________
(1)     May not foot due to rounding.
First Quarter 2024 and Full-Year 2024 Financial Guidance:

RECONCILIATION OF GAAP TO NON-GAAP CONSOLIDATED OPERATING INCOME(1):
(in millions)	Q1 2024 Guidance(2)	Updated Full-Year 2024 Guidance(2)
GAAP operating income	$35 to $41	$198 to $214
Non-GAAP adjustments:
Acquired tangible asset amortization	2	6
Acquired intangible asset amortization	9	37
Acquisition, integration and related costs	2	7
Business transition and related costs	4	11
Litigation related expenses, settlements and awards	2	14
Total non-GAAP adjustments	20	75
Non-GAAP operating income (prior definition)	$55 to $61	$275 to $290
Litigation related expenses and settlements	8	32
Non-GAAP operating income (updated definition)	$63 to $69	$307 to $322
__________________
(1)     May not foot due to rounding.
(2)     Updated guidance provided on February 27, 2024.

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME AND NET INCOME PER DILUTED SHARE(1):

	Q1 2024 Guidance(2)		Updated Full-Year 2024 Guidance(2)
(in millions, except per diluted share amounts)	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$18 to $22	$0.32 to $0.40	$105 to $115	$1.91 to $2.08
Non-GAAP adjustments:
Acquired tangible asset amortization	2	0.03	6	0.12
Acquired intangible asset amortization	9	0.17	37	0.68
Acquisition, integration and related costs	2	0.04	7	0.12
Business transition and related costs	4	0.07	11	0.20
Litigation related expenses, settlements and awards	2	0.04	14	0.25
Financing related adjustments	0	0.01	2	0.03
Tax impact of non-GAAP adjustments	(7)	(0.13) to (0.14)	(16) to (17)	(0.30) to (0.31)
Excess tax benefits from stock-based compensation expense	(0)	(0.01)	(2)	(0.03)
Total non-GAAP adjustments	13	0.22	59	1.06
Non-GAAP net income (prior definition)	$30 to $34	$0.56 to $0.63	$165 to $174	$3.00 to $3.15
Litigation related expenses and settlements	8	0.15	32	0.58
Tax impact of non-GAAP Adjustments	(2)	(0.03)	(8)	(0.14)
Non-GAAP net income (Updated definition)	$37 to $40	$0.67 to $0.74	$189 to $198	$3.44 to $3.60
Weighted average shares outstanding-diluted		54.6		55.1
__________________
(1)     May not foot due to rounding.
(2)    Updated guidance provided on February 27, 2024.
Conference Call:
The conference call to review Masimo’s complete financial results for the fourth quarter and full-year ended December 30, 2023 will begin at 1:30 p.m. PT (4:30 p.m. ET) on February 27, 2024 and will be hosted by Joe Kiani, Chairman and Chief Executive Officer, and Micah Young, Executive Vice President and Chief Financial Officer. A live webcast of the conference call will be available online from the investor relations page of the Company’s corporate website at www.masimo.com.
To register for the conference call and receive the dial-in number, please use the link below. Upon registering, each participant will be provided with call details and a registrant ID number.
Conference Call Registration Link:
https://conferencingportals.com/event/nUSpRIEm
A replay of the webcast and conference call will be available shortly after the conclusion of the call and will be archived on the Company’s website.

About Masimo
Masimo (Nasdaq: MASI) is a global technology company that develops and produces a wide array of industry-leading monitoring technologies, including innovative measurements, sensors, patient monitors, and automation and connectivity solutions. In addition, Masimo Consumer Audio is home to eight legendary audio brands, including Bowers & Wilkins®, Denon®, Marantz®, and Polk Audio®. Our mission is to improve life, improve patient outcomes and reduce the cost of care. Masimo SET® Measure-through Motion and Low Perfusion™ pulse oximetry, introduced in 1995, has been shown in over 100 independent and objective studies to outperform other pulse oximetry technologies. Masimo SET® has also been shown to help clinicians reduce severe retinopathy of prematurity in neonates, improve CCHD screening in newborns, and, when used for continuous monitoring with Masimo Patient SafetyNet™ in post-surgical wards, reduce rapid response team activations, ICU transfers, and costs. Masimo SET® is estimated to be used on more than 200 million patients in leading hospitals and other healthcare settings around the world, and is the primary pulse oximetry at 9 of the top 10 hospitals as ranked in the 2022-23 U.S. News and World Report Best Hospitals Honor Roll. In 2005, Masimo introduced rainbow® Pulse CO-Oximetry technology, allowing noninvasive and continuous monitoring of blood constituents that previously could only be measured invasively, including total hemoglobin (SpHb®), oxygen content (SpOC™), carboxyhemoglobin (SpCO®), methemoglobin (SpMet®), Pleth Variability Index (PVi®), RPVi™ (rainbow® PVi), and Oxygen Reserve Index (ORi™). In 2013, Masimo introduced the Root® Patient Monitoring and Connectivity Platform, built from the ground up to be as flexible and expandable as possible to facilitate the addition of other Masimo and third-party monitoring technologies; key Masimo additions include Next Generation SedLine® Brain Function Monitoring, O3® Regional Oximetry, and ISA™ Capnography with NomoLine® sampling lines. Masimo’s family of continuous and spot-check monitoring Pulse CO-Oximeters® includes devices designed for use in a variety of clinical and non-clinical scenarios, including tetherless, wearable technology, such as Radius-7®, Radius PPG® and Radius VSM™, portable devices like Rad-67®, fingertip pulse oximeters like MightySat® Rx, and devices available for use both in the hospital and at home, such as Rad-97®. Masimo hospital and home automation and connectivity solutions are centered around the Masimo Hospital Automation™ platform, and include Iris® Gateway, iSirona™, Patient SafetyNet, Replica®, Halo ION®, UniView®, UniView :60™, and Masimo SafetyNet®. Its growing portfolio of health and wellness solutions includes Radius T® and Masimo W1™ watch. Additional information about Masimo and its products may be found at www.masimo.com. Published clinical studies on Masimo products can be found at www.masimo.com/evidence/featured-studies/feature/.
RPVi has not received FDA 510(k) clearance and is not available for sale in the United States. The use of the trademark Patient SafetyNet is under license from University HealthSystem Consortium.
Forward-Looking Statements
All statements other than statements of historical facts included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our expectations for full-year 2023 financial guidance; the interest in our W1™ watch and upcoming innovations; our long-term outlook; demand for our products; anticipated revenue and earnings growth; our financial condition, results of operations and business generally; expectations regarding our ability to design and deliver innovative new noninvasive technologies and reduce the cost of care; our ability to address supply chain challenges; anticipated benefits from our acquisition of Sound United; and demand for our products and technologies; including with respect to revenue, revenue growth and constant currency revenue growth, gross margin, operating margin, GAAP earnings per diluted share, non-GAAP earnings per diluted share, estimated tax rate and year-over-year currency headwinds; our long-term outlook; our ability to continue in our leadership in delivering innovative solutions to clinicians and patients worldwide; anticipated revenue and earnings growth. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to, those related to: our dependence on Masimo SET® and Masimo rainbow SET™ products and technologies for substantially all of our revenue; any failure in protecting our intellectual property exposure to competitors’ assertions of intellectual property claims; the highly competitive nature of the markets in which we sell our products and technologies; any failure to continue developing innovative products and technologies; the lack of acceptance of any of our current or future products and technologies; obtaining regulatory approval of our current and future products and technologies; the risk that the implementation of our international realignment will not continue to produce anticipated operational and financial benefits, including a continued lower effective tax rate; the loss of our customers; the failure to retain and recruit senior management; product liability claims exposure; a failure to obtain expected returns from the amount of intangible assets we have recorded; the maintenance of our brand; the amount and type of equity awards that we may grant to employees and service providers in the future; our ongoing litigation and related matters; risks related to global economic and marketplace uncertainties related to the impact of the COVID-19 pandemic; and other factors discussed in the “Risk Factors” section of our most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and Form 10-Q, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
# # #

Investor Contact: Eli Kammerman	Media Contact: Evan Lamb
(949) 297-7077	(949) 396-3376
ekammerman@masimo.com	elamb@masimo.com
Masimo, SET, Signal Extraction Technology, Improving Patient Outcome and Reducing Cost of Care... by Taking Noninvasive Monitoring to New Sites and Applications, rainbow, SpHb, SpOC, SpCO, SpMet, PVI and ORI are trademarks or registered trademarks of Masimo Corporation.

MASIMO CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited, in millions)
	December 30, 2023	December 31, 2022
ASSETS
Current assets
Cash and cash equivalents	$163.0	$202.9
Accounts receivable, net of allowance for credit losses	355.5	445.9
Inventories	545.0	501.0
Other current assets	168.4	158.8
Total current assets	1,231.9	1,308.6
Lease receivable, non-current	71.4	73.1
Deferred costs and other contract assets	57.3	41.9
Property and equipment, net	424.4	402.5
Customer relationships, net	177.7	201.6
Acquired technologies, net	129.4	160.1
Other intangible assets, net	112.8	98.9
Trademarks	232.4	262.0
Goodwill	407.7	445.4
Deferred tax assets	107.2	102.5
Other non-current assets	89.3	114.0
Total assets	$3,041.5	$3,210.6
LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$251.5	$276.8
Accrued compensation	62.6	89.3
Deferred revenue and other contract-related liabilities, current	87.3	80.6
Other current liabilities	162.4	183.3
Total current liabilities	563.8	630.0
Long-term debt	871.7	941.6
Deferred tax liabilities	111.7	163.6
Other non-current liabilities	129.5	136.5
Total liabilities	1,676.7	1,871.7
Commitments and contingencies
Stockholders’ equity
Common stock	0.1	0.1
Treasury stock	(1,169.2)	(1,169.2)
Additional paid-in capital	783.4	782.2
Accumulated other comprehensive (loss) income	(45.3)	11.5
Retained earnings	1,795.8	1,714.3
Total stockholders’ equity	1,364.8	1,338.9
Total liabilities and stockholders’ equity	$3,041.5	$3,210.6

MASIMO CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited, in millions, except per share amounts)
	Three Months Ended		Twelve Months Ended
	December 30, 2023	December 31, 2022	December 30, 2023	December 31, 2022
Revenue	$548.9	$617.0	$2,048.1	$2,035.8
Cost of goods sold	286.2	303.6	1,044.6	977.0
Gross profit	262.7	313.4	1,003.5	1,058.8
Operating expenses:
Selling, general and administrative	159.8	185.6	664.0	657.4
Research and development	38.0	54.3	175.2	191.4
Litigation settlements	3.0	—	17.8	—
Impairment charge	17.8	—	10.0	—
Total operating expenses	218.6	239.9	867.0	848.8
Operating income	44.1	73.5	136.5	210.0
Non-operating loss	(20.9)	(17.6)	(48.4)	(16.6)
Income before provision for income taxes	23.2	55.9	88.1	193.4
Provision for income taxes	(10.8)	14.8	6.6	49.9
Net income	$34.0	$41.1	$81.5	$143.5

Net income per share:
Basic	$0.64	$0.78	$1.54	$2.68
Diluted	$0.63	$0.76	$1.51	$2.60

Weighted-average shares used in per share calculations:
Basic	52.8	52.6	52.8	53.6
Diluted	53.7	54.1	54.1	55.2
The following table presents details of the stock-based compensation expense that is included in each functional line item in the consolidated statements of operations (in millions):

	Three Months Ended		Twelve Months Ended
	December 30, 2023	December 31, 2022	December 30, 2023	December 31, 2022
Cost of goods sold	$0.3	$0.2	$1.1	$1.0
Selling, general and administrative	5.6	7.8	(1.5)	32.9
Research and development	3.5	3.1	7.4	13.8
Total	$9.4	$11.1	$7.0	$47.7

MASIMO CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in millions)
	Twelve Months Ended
	December 30, 2023	December 31, 2022
Cash flows from operating activities:
Net income	$81.5	$143.5
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	98.3	136.1
Stock-based compensation	7.0	47.7
Amortization of debt issuance costs	1.9	1.4
Loss on disposal of equipment, intangibles and other assets	0.8	0.5
Provision for credit losses	1.1	1.3
Benefit from deferred income taxes	(43.9)	(39.3)
Impairment charge	10.0	—
Changes in operating assets and liabilities:
(Increase) decrease in trade accounts receivable	90.2	(138.5)
(Increase) decrease in inventories	(69.2)	(155.9)
(Increase) decrease in other current assets	(8.6)	(7.4)
(Increase) decrease in lease receivable, net	1.7	(12.8)
(Increase) decrease in deferred costs and other contract assets	(14.4)	(13.4)
(Increase) decrease in other non-current assets	3.0	(4.9)
Increase (decrease) in accounts payable	(19.6)	60.5
Increase (decrease) in accrued compensation	(26.8)	(9.3)
Increase (decrease) in deferred revenue and other contract-related liabilities	7.1	28.1
Increase (decrease) in income taxes payable	(15.1)	3.8
Increase (decrease) in accrued liabilities	(22.8)	(16.1)
Increase (decrease) in other non-current liabilities	11.9	4.1
Net cash provided by (used in) operating activities	94.1	29.4
Cash flows from investing activities:
Purchases of property and equipment, net	(44.0)	(52.8)
Increase in intangible assets	(43.7)	(3.5)
Business combinations, net of cash acquired	7.5	(999.7)
Other strategic investing activities	(1.0)	(1.7)
Net cash (used in) provided by investing activities	(81.2)	(1,057.7)
Cash flows from financing activities:
Borrowings under revolving line of credit	189.0	1,083.9
Repayments under revolving line of credit	(240.2)	(135.4)
Debt issuance costs	—	(9.3)
Proceeds from issuance of common stock	7.0	8.1
Repurchases of common stock	—	(401.5)
Payroll tax withholdings on behalf of employees for stock options	(12.9)	(25.4)
Net cash (used in) provided by financing activities	(57.1)	520.4
Effect of foreign currency exchange rates on cash	2.8	(30.9)
Net increase in cash, cash equivalents and restricted cash	(41.4)	(538.8)
Cash, cash equivalents and restricted cash at beginning of period	209.6	748.4
Cash, cash equivalents and restricted cash at end of period	$168.2	$209.6